REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of
Directors of
Access Capital Strategies Community
Investment Fund  Inc.
In planning and performing our
audit of the financial statements
of Access Capital Strategies
Community Investment Fund  Inc.
the  Fund   as of and for the year
ended May 31  2008  in accordance
with the standards of the Public
Company Accounting Oversight Board
United States   we considered the
Fund s internal control over
financial reporting  including
controls over safeguarding
securities  as a basis for
designing our auditing procedures
for the purpose of expressing our
opinion on the financial statements
and to comply with the requirements
of Form N-SAR  but not for the
purpose of expressing an opinion on
the effectiveness of the Fund s
internal control over financial
reporting.  Accordingly  we express
no such opinion.
The management of the Fund is
responsible for establishing and
maintaining effective internal
control over financial reporting.
In fulfilling this responsibility
estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls.  A fund s
internal control over financial
reporting is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally accepted accounting
principles.  A fund s internal
control over financial reporting
includes those policies and
procedures that  1  pertain to the
maintenance of records that  in
reasonable detail  accurately and
fairly reflect the transactions and
dispositions of the assets of the
fund   2  provide reasonable
assurance that transactions are
recorded as necessary to permit
preparation of financial statements
in accordance with generally
accepted accounting principles  and
that receipts and expenditures of
the fund are being made only in
accordance with authorizations of
management and directors of the
fund  and  3  provide reasonable
assurance regarding prevention or
timely detection of unauthorized
acquisition  use  or disposition of
a fund s assets that could have a
material effect on the financial
statements.
Because of its inherent limitations
internal control over financial
reporting may not prevent or detect
misstatements.  Also  projections
of any evaluation of effectiveness
to future periods are subject to
the risk that controls may become
inadequate because of changes in
conditions or that the degree of
compliance with the policies or
procedures may deteriorate.
A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees  in the normal course
of performing their assigned
functions  to prevent or detect
misstatements on a timely basis.  A
material weakness is a deficiency
or a combination of deficiencies
in internal control over financial
reporting  such that there is a
reasonable possibility that a
material misstatement of the fund s
annual or interim financial
statements will not be prevented or
detected on a timely basis.
Our consideration of the Fund s
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not necessarily
disclose all deficiencies in
internal control that might be
material weaknesses under standards
established by the Public Company
Accounting Oversight Board  United
States .  However  we noted no
deficiencies in the Fund s internal
control over financial reporting
and its operation  including
controls for safeguarding
securities  that we consider to be
a material weakness  as defined
above  as of May 31  2008.
This report is intended solely for
the information and use of
management and the Board of
Directors of Access Capital
Strategies Community Investment
Fund  Inc. and the Securities and
Exchange Commission and is not
intended to be and should not be
used by anyone other than these
specified parties.
DELOITTE & TOUCHE LLP
Princeton  New Jersey
July 30  2008